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Exhibit 10.14

SUMMARY COMPENSATION TERMS

        The following is a summary of the terms of the compensation package for Michael Batchelor in his position as Vice President, Canada.

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  Annual base salary of CDN$336,690.

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  Eligible to participate in the Brand MIC Bonus Plan with a bonus of up to CDN$249,000.

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  Receipt of a retention bonus equal to CDN$274,789 for each year of the first three full years Mr. Batchelor remains with Brand Services, Inc. Any unpaid amounts will be fully payable immediately if employment is terminated by Brand for any reason other than for cause.

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  Receipt of supplemental retention bonus of CDN$124,700 provided for each full or partial year of the first three years of Mr. Batchelor's employment with Brand Services, Inc. In the event of a partial year of employment, the supplemental retention bonus will be prorated.

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  Eligible to participate further in the Brand equity investment program, including:

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  receipt of 92,610 Class C and C1 Units.

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  Of this amount 12,965 Class C Units have a strike price of $10 per unit and vest on a time based schedule and will fully vest upon a change of control.

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  An additional 39,822 Class C Units of this total number have a strike price of $10 per unit and vest on a company performance based schedule.

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  The final 39,822 Class C1 Units of this total number have a strike price of $5 per unit and also vest on a performance based schedule.

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  Eligible for relocation assistance.

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  Eligible for exit bonus of CDN$100,000 at the end of three full years of employment.

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  Eligible for the standard health, retirement and other benefits according to the current policy.

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  Eligible for five weeks of vacation from the date of employment.

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  Eligible for vehicle allowance of US$700 per month in accordance with Brand Services, Inc.'s policy.

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  If employment is involuntarily terminated for any reason other than for cause, provided with 12 months of salary continuation at then current rate of pay as well as medical and other insurance benefits being received at that time.

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SUMMARY COMPENSATION TERMS